UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2005

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Section 1.  Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        On the authority of the Compensation Committee of the Board of Directors of Plum Creek Timber Company, Inc. (the “Company”), the Company adopted The Plum Creek Timber Company, Inc. Deferral Plan (the “Deferral Plan”) and the Amended and Restated Director Stock Ownership Plan (the “Stock Plan”). The Deferral Plan and the Stock Plan, each of which is filed as an exhibit to this current report, were adopted by the Company effective June 20, 2005.

        In connection with the adoption of the Deferral Plan, each of the following plans governing the terms of compensation deferral were terminated effective June 20, 2005: the Plum Creek 1994 Long-Term Incentive Plan; the Plum Creek Executive and Key Employee Salary and Incentive Compensation Deferral Plan; and the Deferred Compensation Plan for Directors. In addition, the Plum Creek Director Stock Ownership and Deferral Plan was amended, in part, to remove all provisions relating to deferral of compensation earned under the plan. Participants in the terminated plans and participants in the amended plan, including members of the Company’s Board of Directors and executive officers, were offered the choice to either receive a one-time payout of compensation previously deferred under one or more of the plans, or continue to defer such compensation under the terms of the Deferral Plan. Dividends and other earnings on any shares of stock deferred under the Deferral Plan will accrue in the participant’s deferral account in the form of cash.

        The Stock Plan offers non-employee members of the Company’s Board of Directors the opportunity to receive shares of the Company’s common stock in lieu of cash retainers and meeting fees otherwise due in connection with service on the board. Each director who participates in the plan may elect to receive a number of shares of common stock equal to a specified amount of foregone cash compensation divided by the fair market value of the stock on the date that the cash compensation otherwise would have been paid. Participants in the Stock Plan may elect to defer all or any portion of these shares of stock under the Deferral Plan.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Deferral Plan

10.2	Plum Creek Timber Company, Inc. Director Stock Ownership Plan

10.3	Forms of Director Deferral Election Form

10.4	Forms of Executive Deferral Election Form

10.5	Plum Creek 1994 Long-Term Incentive Plan (Incorporated herein by reference to the Company's Form 10-K/A, Amendment No. 1, File No. 1-10239, for the year ended December 31, 1993). First Amendment to the Plum Creek 1994 Long-Term Incentive Plan (Incorporated herein by reference to the Company's Form 10-Q, File No. 1-10239, for the quarter ended September 30, 1995.)

10.6	Plum Creek Timber Company, Inc., Executive and Key Employee Salary and Incentive Compensation Deferral Plan (Incorporated herein by reference to the Company's Form 10-K, File No. 1-10239, for the year ended December 31, 2002).

10.7	Deferred compensation Plan for Directors, PC Advisory Corp. I (Incorporated herein by reference to the Company's Form 10-K/A, Amendment No. 1, File No. 1-10239, for the year ended December 31, 1994).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ James A. Kraft
JAMES A. KRAFT
Senior Vice President, General Counsel and
Secretary

DATED: June 24, 2005

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Deferral Plan

10.2	Plum Creek Timber Company, Inc. Director Stock Ownership Plan

10.3	Forms of Director Deferral Election Form

10.4	Forms of Executive Deferral Election Form

10.5	Plum Creek 1994 Long-Term Incentive Plan (Incorporated herein by reference to the Company's Form 10-K/A, Amendment No. 1, File No. 1-10239, for the year ended December 31, 1993). First Amendment to the Plum Creek 1994 Long-Term Incentive Plan (Incorporated herein by reference to the Company's Form 10-Q, File No. 1-10239, for the quarter ended September 30, 1995.)

10.6	Plum Creek Timber Company, Inc., Executive and Key Employee Salary and Incentive Compensation Deferral Plan (Incorporated herein by reference to the Company's Form 10-K, File No. 1-10239, for the year ended December 31, 2002).

10.7	Deferred compensation Plan for Directors, PC Advisory Corp. I (Incorporated herein by reference to the Company's Form 10-K/A, Amendment No. 1, File No. 1-10239, for the year ended December 31, 1994).